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RS INVESTMENT TRUST

RS EMERGING GROWTH FUND
PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED MAY 1, 2000

The RS Emerging Growth Fund is currently closed to new investors.

Shareholders of other Funds who are not currently shareholders in the Emerging Growth Fund will not be permitted to exchange their shares for shares of the Emerging Growth Fund. Certain retirement plans, and new investors purchasing shares through certain financial intermediaries, may be permitted to purchase shares of the Emerging Growth Fund. Contact RSIM for more information.

May 15, 2000